UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 20, 2009

MEMC Electronic Materials, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	1-13828 (Commission File Number)	56-1505767 (I.R.S. Employer Identification Number)

501 Pearl Drive (City of O'Fallon) St. Peters, Missouri (Address of principal executive offices)		63376 (Zip Code)

(636) 474-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

                ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Registration Rights Agreement

On November 20, 2009, pursuant to the terms of the Agreement and Plan of Merger (as amended, the “Merger Agreement”) by and among MEMC Electronic Materials, Inc., a Delaware corporation (the “Company”), Sun Edison LLC, a Delaware limited liability company (“Sun Edison”), Carlos Domenech, Peter J. Lee, and Thomas Melone, as the representatives of the unitholders of Sun Edison (the “Representatives”), and Sierra Acquisition Sub, LLC, a Delaware limited liability company and indirect, wholly owned subsidiary of the Company (“Acquisition Subsidiary”), the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with Carlos Domenech, Peter J. Lee and Thomas Melone, as the Representatives, and Sun Edison’s preferred unitholders for the purpose of registering the shares of the Company’s common stock issued as merger consideration under the Merger Agreement.  Pursuant to the terms of the Registration Rights Agreement, the Company has agreed to file a Registration Statement on Form S-3 with the Securities and Exchange Commission within two business days of the closing of the Merger (the “Closing”), registering the resale of the shares issued as merger consideration.  The Company also agreed to file with the SEC a Registration Statement on Form S-3, or an amendment or supplement to an existing Registration Statement on Form S-3, within two business days after the issuance of additional shares of Company common stock from certain escrow and earnout arrangements.

Inducement Plan

In connection with the Merger, the Company approved and implemented the 2009 Special Inducement Grant Plan (the “Inducement Plan”), pursuant to which Sun Edison’s senior management and certain continuing Sun Edison employees will receive, at the Closing, grants or awards (“Inducement Grants”) of an aggregate of 2,228,901 restricted stock units of the Company.  The initial set of Inducement Grants issued at the Closing will entitle such employees to an aggregate of 584,372 shares of Company common stock, subject to such employees being still employed by the Company and/or the Sun Edison business unit on the first anniversary of the Closing.

Under the Inducement Grant Plan, the continuing Sun Edison employees will also be issued an additional set of performance-based Inducement Grants at Closing, entitling such employees to up to an additional aggregate of 1,644,529 restricted stock units which will be subject to both performance and time vesting requirements.  The performance requirements of this latter set of Inducement Grants are tied to the same metrics as the earnout contemplated by the Merger Agreement.  Assuming certain earnout targets contemplated by the Merger Agreement are met, (i) 34% of such earned grants will vest on the date that the Company determines to be the issue date following the end of the one year earnout period, but no later than 30 days after the end of the one year earnout period or if later, 30 days after the first anniversary of the Closing, (ii) 33% of such earned grants will vest on December 31, 2011, and (iii) the remaining 33% of such earned grants will vest on December 31, 2012 (again, in the case of both (ii) and (iii), assuming that the subject employee is still employed by the Company and/or Sun Edison as of each such date).  These performance-based Inducement Grants will be subject to accelerated vesting in the event of certain events occurring after the earnout period, such as the death or disability of such employee or the termination of his or her services by the Company without cause, or for certain more senior employees, by the employee with good reason (as defined in such employee’s employment agreement, if applicable).

The foregoing description of the Registration Rights Agreement and the Inducement Plan is not complete and is qualified in its entirety by reference to the Registration Rights Agreement attached hereto as Exhibit 10.1 and the Inducement Plan attached hereto as Exhibit 10.2.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On November 20, 2009, the Company consummated the transactions contemplated by the Merger Agreement.  As a result, Acquisition Subsidiary was merged with and into Sun Edison (the “Merger”), with Sun Edison as the surviving company and a wholly owned subsidiary of MEMC Holdings Corporation, which is a wholly owned subsidiary of the Company.

The initial merger consideration was $200 million, consisting of $140 million in cash and approximately 3.8 million shares of the Company’s common stock.  The Company used cash on hand to pay the cash portion of the initial merger consideration.

The foregoing description of the closing of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement (as amended), which is incorporated herein by reference.

A copy of the press release announcing the closing of the Sun Edison acquisition is filed herewith as Exhibit 99.1.

Item 3.02.  Unregistered Sale of Registered Securities.

As partial consideration for the Merger, on November 20, 2009, the Company issued 3,795,052 shares of the Company’s common stock, valued at $15.81 per share (pursuant to the terms of the Merger Agreement).  The issuance of the Company’s common stock as merger consideration was made in reliance upon the exemption afforded by the provision of Section 4(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder.  Certificates representing such securities contain restrictive legends, and book-entry shares representing these securities are designated as restricted, preventing the sale, transfer or other disposition of such securities unless registered under the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits.

(a)        Financial Statements of Business Acquired

            As permitted by Item 9.01(a)(4) of Form 8-K, the Company will, if required, file the financial statements required by Item 9.01(a)(1) of Form 8-K pursuant to an amendment to this Current Report not later than seventy-one (71) calendar days after the date this Current Report must be filed.

(b)        Pro Forma Financial Information

            As permitted by Item 9.01(b)(2) of Form 8-K, the Company will, if required, file the pro forma financial information required by Item 9.01(b)(1) of Form 8-K pursuant to an amendment to this Current Report not later than seventy-one (71) calendar days after the date this Current Report must be filed.

(d)	Exhibits	Item

	10.1	Registration Rights Agreement by and among the Company, Carlos Domenech, Peter J. Lee, Thomas Melone, and the Preferred Unitholders of Sun Edison dated November 20, 2009

	10.2	MEMC Electronic Materials, Inc. 2009 Special Inducement Grant Plan

	10.3	Form of MEMC Electronic Materials, Inc. 2009 Special Inducement Grant Plan Restricted Stock Unit Award Agreement (performance-based vesting, employees without an employment agreement)

	10.4	Form of MEMC Electronic Materials, Inc. 2009 Special Inducement Grant Plan Restricted Stock Unit Award Agreement (performance-based vesting, employees with an employment agreement)

	10.5	Form of MEMC Electronic Materials, Inc. 2009 Special Inducement Grant Plan Restricted Stock Unit Award Agreement (time-based vesting, employees with an employment agreement)

	10.6	Form of MEMC Electronic Materials, Inc. 2009 Special Inducement Grant Plan Restricted Stock Unit Award Agreement (time-based vesting, employees without an employment agreement)

	99.1	Press Release issued by the Company on November 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEMC ELECTRONIC MATERIALS, INC.

Date: November 23, 2009	By:	/s/ Bradley D. Kohn
	Name:	Bradley D. Kohn
	Title:	Senior Vice President – Legal and Business Development

Exhibit Index

Number	Item

10.1	Registration Rights Agreement by and among the Company, Carlos Domenech, Peter J. Lee, Thomas Melone, and each of the Preferred Unitholders of Sun Edison dated November 20, 2009

10.2	MEMC Electronic Materials, Inc. 2009 Special Inducement Grant Plan

10.3	Form of MEMC Electronic Materials, Inc. 2009 Special Inducement Grant Plan Restricted Stock Unit Award Agreement (performance-based vesting, employees without an employment agreement)

10.4	Form of MEMC Electronic Materials, Inc. 2009 Special Inducement Grant Plan Restricted Stock Unit Award Agreement (performance-based vesting, employees with an employment agreement)

10.5	Form of MEMC Electronic Materials, Inc. 2009 Special Inducement Grant Plan Restricted Stock Unit Award Agreement (time-based vesting, employees with an employment agreement)

10.6	Form of MEMC Electronic Materials, Inc. 2009 Special Inducement Grant Plan Restricted Stock Unit Award Agreement (time-based vesting, employees without an employment agreement)

99.1	Press Release issued by the Company on November 23, 2009